INVESTOR DAY | FISCAL 2022 Campbell Soup Company NYSE: CPB December 14, 2021    Exhibit 99.1

Welcome to Investor Day  Fiscal 2022 Rebecca Gardy  Vice President, Investor Relations

The factors that could cause actual results to vary materially from those anticipated or expressed in any forward-looking statement include: impacts of, and associated responses to, the COVID-19 pandemic on our business, suppliers, customers, consumers and employees; our ability to execute on and realize the expected benefits from our strategy, including growing sales in snacks and growing/maintaining market share position in soup; the impact of strong competitive responses to our efforts to leverage brand power with product innovation, promotional programs and new advertising; the risks associated with trade and consumer acceptance of product improvements, shelving initiatives, new products and pricing and promotional strategies; our ability to realize projected cost savings and benefits from cost savings initiatives and the integration of recent acquisitions; disruptions in or inefficiencies to our supply chain and/or operations including the impacts of the COVID-19 pandemic, the risks related to the availability of, and cost inflation in, supply chain inputs, including labor, raw materials, commodities, packaging and transportation; the risks related to the effectiveness of our hedging activities and our ability to respond to volatility in commodity prices; our ability to manage changes to our organizational structure and/or business processes, including selling, distribution, manufacturing and information management systems or processes; changes in consumer demand for our products and favorable perception of our brands; changing inventory management practices by certain of our key customers; a changing customer landscape, with value and e-commerce retailers expanding their market presence, while certain of our key customers maintain significance to our business; product quality and safety issues, including recalls and product liabilities; the possible disruption to the independent contractor distribution models used by certain of our businesses, including as a result of litigation or regulatory actions affecting their independent contractor classification; the uncertainties of litigation and regulatory actions against us; the costs, disruption and diversion of management’s attention associated with activist investors; a material failure in or a breach of our or our vendors’ information technology systems; impairment to goodwill or other intangible assets; our ability to protect our intellectual property rights; increased liabilities and costs related to our defined benefit pension plans; our ability to attract and retain key talent; goals and initiatives related to, and the impacts of, climate change, including weather-related events; negative changes and volatility in financial and credit markets, deteriorating economic conditions and other external factors, including changes in laws and regulations; unforeseen business disruptions in one or more of our markets due to political instability, civil disobedience, terrorism, armed hostilities, extreme weather conditions, natural disasters, pandemics or other calamities; and other factors described in our most recent Form 10-K and subsequent Securities and Exchange Commission filings. We disclaim any obligation or intent to update these statements to reflect new information or future events. Forward Looking Statements / Disclosures

Today’s Presenters Mark Clouse President &  Chief Executive Officer 25+yrs Consumer Packaged Goods  Chris Foley EVP & President, Meals & Beverages 20+ yrs  Campbell Soup Company Valerie Oswalt EVP & President,  Snacks 25+ yrs  Consumer Packaged Goods  Mick Beekhuizen EVP & Chief Financial Officer 20+yrs  Finance

Today's Agenda Welcome & Opening Remarks Rebecca Gardy| Vice President, Investor Relations  Advantaged for the Future Mark Clouse | President & CEO  Elevating Snacking Growth and Margins Valerie Oswalt | EVP & President, Snacks Transforming Center of Store For the Next Generation Chris Foley | EVP & President, Meals & Beverages  Creating Differentiated Shareholder Value Mick Beekhuizen | EVP & Chief Financial Officer Q&A

   Please submit questions throughout the duration of today’s broadcast by using the Q&A feature beneath the video player

Advantaged for the Future Mark Clouse  President & Chief Executive Officer

Reset Campbell’s foundation through focus and execution; over-delivered on top-line and adjusted EPS commitments, while navigating a tough environment Advantaged for the future with a focused portfolio well-positioned for growth, improving capabilities, and strong cash flow that enables optionality  Compelling and credible long-term growth algorithm generating significant shareholder return Key Messages 1 2 3

Delivered All Five Key Elements of Our Turnaround Plan

WHAT WE SAID	WHAT WE DID FY19-FY21
1 Simplify and focus	• A North America focus, with two divisions & 13 categories
2 Transform team and culture	• Deep bench of experienced talent • Added external perspective • Diverse Board with relevant and strategic experience
3 Deliver growth in Snacks and Stabilize Meals & Beverages	• 5% consumption CAGR for Snacks & M&B[1] • ~70% of portfolio in each division growing/holding share[1] • U.S. Soup consumption CAGR of +4%[1] and 10 consecutive quarters of share gains in condensed soup[2]
4 Realize Cost Savings while Investing for future growth	• On track to deliver $850M savings through FY22, with $805M realized through FY21 • Advertising & Consumer promotion increased 15%
5 Reduce Debt	• Achieved target 3.0x leverage* as we completed divestitures and maintained strong cash flow generation • Returned $1.3B in dividends and reinstated share buy-backs

Source: [1] Total IRI US MULO $ Consumption latest 52 weeks ending 8/1/2021 [2] Total IRI US MULO $ Consumption latest 13 weeks ending 8/1/2021 * See Non-GAAP Reconciliation

Campbell's INVESTOR DAY | FISCAL 2022 9

Strong Focused Foundation Is In Place *Based on Fiscal 2021 Net Sales and total IRI US MULO $ Consumption latest 52 weeks ending 8/1/2021. 13 CORE CATEGORIES ~80%* of BUSINESS with Leading Brands in Every Category 1 GEOGRAPHY DIVISIONS 2

ACCELERATED GROWTH & MARGINS SUSTAINED PROFITABLE GROWTH Brand Powerhouse Positioned for Advantaged Growth and Value Creation FY21 Net Sales $8.5B  47% 53%

A World Class Leadership Team in Place  Average 20 Years of CPG Experience Mark Clouse President & CEO Valerie Oswalt EVP, President Snacks Bob Furbee EVP, Global Supply Chain  Mick Beekhuizen EVP, CFO Craig Slavtcheff EVP, Chief R&D and Innovation Officer Chris Foley EVP, President  Meals & Beverages Elizabeth Duggan SVP, Transformation Office Anthony Sanzio SVP, Communications & Public Affairs Diane Johnson May EVP, Chief Human Resources Officer New within the last 3 years  Camille Pierce SVP, Chief Culture Officer and Head of Talent Adam Ciongoli EVP,  General Counsel, and Chief Sustainability, Corporate Responsibility and Governance Officer

Evolved Our Board of Directors, Expanding Relevant and Strategic Experience 4 Women 9 Men 3 Ethnically Diverse 12 Independent 1 Employed w/CPB 3 10+ Years 8 0-5 Years 1 6-10 Years 9 Year Average Tenure Experience Finance / Capital Allocation Corporate Governance 75% Food / CPG Industry Experience Business Operations / Leadership Marketing, Brand Mgmt / Sales Strategic Transactions / M&A Public Co. Board Experience 67% Financial Expertise / Accounting 50%    Click to add text

    Compelling Purpose and Values Support Mission and Strategy

Renewed Focus on Growth Behind Increased Marketing and Innovation Paid Off Source:  1Total IRI US MULO $ Consumption latest 52 weeks ending 8/1/2021 of Portfolio Gained or Held Share FY21 vs FY19 1 >70% Increased A&C Investment +15% Increased Innovation as a % of Net Sales +1pt

Win in Soup Strategy Achieved This Included a Dramatic Turnaround in Soup Source: 1 Total IRI US MULO $ Consumption latest 13 weeks ending 8/1/2021; 2 Total IRI US MULO $ Consumption latest 52 weeks ending 8/1/2021 3 IRI Total US All Outlets; NBD Dollars latest 52 weeks ending 8/1/2021 10 Condensed  +7% +26% +1pt Consecutive Quarters of  Share1 gain Ready-to-Serve Pacific  Swanson 2yr Consumption Growth and +0.5pts Share2 gain 2yr Consumption2 Growth  2yr Household Penetration  & Repeat Rate3

Key Areas of Integration Progress: Org Structure Streamlined Manufacturing Network Optimization Manufacturing Waste & Efficiency   Warehousing & Distribution Optimization Procurement Scale and Synergies Delivered Cost Savings Goal While Successfully Integrating the Snyder’s-Lance Business Savings Target Through FY22 Through FY21 Through FY20 Through FY19 $805M $850M $560M $725M

Great Progress on Debt Reduction and Cash Flow $8.5B* $6.2B $5.1B $1.4B $2.8B $3.8B Cumulative Operating Cash Flow Total Debt (in $billions) FY21 Leverage of 3.0x**     *  Excludes debt of discontinued operations **See Non-GAAP reconciliation

Reflects accelerated inflation and COVID-19 related challenges 2019 Investor Day Long-term Growth Algorithm* FY19-21 CAGR** Organic Net Sales Growth 1-2% 3% Adjusted EBIT Growth 4-6% 3% Adjusted EPS Growth 7-9% 11% Over-delivering on Our Top-line and EPS Expectations from Fiscal 2019 *A non-GAAP reconciliation is not provided for long-term targets as the company is unable to reasonably estimate the full-year financial impact of items such as actuarial gains or losses on pension and postretirement plans because these impacts are dependent on future changes in market conditions. The inability to predict the amount and timing of these future items makes a detailed reconciliation of these forward-looking financial measures impracticable.  **See Non-GAAP reconciliation +  +

COVID-19 Created Challenges and Opportunities Opportunities Broad, increased household penetration Renewed interest in quality, trusted national brands Strengthened customer relationships & collaboration  Positive consumer macro trends Challenges Supply chain disruptions Delayed capital projects  Delayed innovation Labor  NET IMPACT Increased relevance Greater household penetration

Given Our Strong Foundation, We See Three Advantages for Campbell Going Forward Focus Brands Growth Potential PORTFOLIO Marketing Innovation E-Commerce ESG Cash Flow Capital Priorities CAPABILITIES VALUE CREATION 1 2 3

Advantaged for the Future Focus Brands Growth Potential PORTFOLIO Marketing Innovation E-Commerce ESG Cash Flow Capital Priorities CAPABILITIES VALUE CREATION    1 2 3

Snacks Will Continue to be the Growth Engine Source: IRI MULO $ consumption latest 52 weeks ending 10/31/2021.  1 Cookies excludes ” Little Debbie Nutty Bar” and “Little Debbie Peanut Clusters”. 2 Fresh Bakery is defined as Fresh Bread & Rolls.  SNACKS Categories Size ($B) 2yr CAGR 4yr CAGR Share Position Pretzels $1.2 9% 5% #1 Kettle Chips $1.1 6% 3% #1 Deli Snacks $0.8 4% 2% #1 Sandwich Crackers $0.7 0% 0% #1 Organic / Natural Tortilla Chips $0.4 8% 7% #1 Cookies1 $8.8 5% 4% #2 Fresh Bakery2 $16.3 5% 3% #3 Crackers $7.5 4% 3% #3     Total Categories $36.8B 5% 2yr CAGR 3% 4yr CAGR

And a Well-Positioned M&B Division Can Also Contribute to Growth Source: IRI MULO $ consumption latest 52 weeks ending 10/31/2021. 1 Salsa/Picante is defined as Total Mexican Sauce (excluding Refrigerated).  MEALS & BEVERAGES Total Categories $18.1B 6% 2yr CAGR 3% 4yr CAGR Categories Size ($B) 2yr CAGR 4yr CAGR Share  position Soup (RTS/Condensed/Broth) $4.7 4% 2% #1 Italian Sauce $2.8 7% 4% #1 Salsa / Picante1 $2.2 8% 5% #2 Shelf Stable Juice $8.4 7% 2% #2

Both Divisions Have Leading Power Brands that Have Fueled Category Growth Source: IRI MULO $ consumption latest 52 weeks ending 10/31/2021. *% excludes Bakery from FY21 Snacks division net sales SNACKS 2yr CAGR Share 4% 8% 7% 1% 6% 8% 11% 13% % of FY21 Snacks Net Sales* from these Power Brands:  ~80% MEALS & BEVERAGES 2yr CAGR Share 4% 5% 7% 5% 4% 14% 1% 9% % of FY21  M&B Net Sales from these Power Brands: ~75% C8% in bakery and 60%  in Snacks will change     Cookies

Clear Growth Roadmaps in Place

SNACKS
Elevated Experiences Within Arm's Reach

Growth

Accelerate Growth
Proven Growth Model

Innovate to Elevate

Power Brand Expansion

At or Above Category Rates

Profit

Improve Margins
Fundamentals

Network and Costs

Route-to-Market

Investment

~17% Operating Margin by FY25

MEALS & BEVERAGES
Transforming Center of Store For the Next Generation

Growth

Sustain Growth
Win in Soup 2.0

$1B Sauces Plan

Powering Plant Based

Positive Top-Line

Profit

Solidify Historical Margins
Improving Network Performance

Operational Excellence

~21% Operating Margin by FY25

Campbell's INVESTOR DAY | FISCAL 2022 26

Advantaged for the Future Focus Brands Growth Potential PORTFOLIO Marketing Innovation E-Commerce ESG Cash Flow Capital Priorities CAPABILITIES VALUE CREATION     1 2 3

Campbell Has Transformed Our Marketing Strategies and Tactics Right Message, Right Place, Right Time Younger Targets Broader All Family  Breaking Through in Unexpected Ways Core Consumer Focus One Size Fits All Traditional Advertising Approach Contemporizing the Classics to Reach a Broader Audience Dynamic Communication to Engage Consumers Power Partnerships To From     Advantaged for the Future

Contemporizing the Classics

Reframing our core brands to be more relevant

Goldfish +10% Households without Kids[1]	Condensed 5M+ New Millennial Households[2]


Goldfish
RedHot

4/27


SAVE the SNOW DAY
Campbell's

Family-style freestyle
Campbell's
Chicken Noodle Soup

Campbell's
Chicken Noodle Soup
Buy Now

THE FLAVOR OF THE 90s MEETS THE FASHION OF THE 90s.
Goldfish
Jalapeño Popper

HOW MANY GOLDFISH CAN YOU FIT IN YOUR HANDFUL?

TOP CHEF
Campbell's

Good!
Together
COMMUNITY
WARMTH
CREATE A STIR
Americana
Campbell's
Chicken Noodle Soup
START SOME GOOD
JOY

Source: [1]IRI $ consumption latest 26 weeks ending 10/3/2021, NBD volume adjustment, [2]IRI National Consumer Panel, Total U.S. All Outlets, purchased 3/1/2020 through 10/17/2021, and not 52 weeks prior NBD volume adjusted

Campbell's
INVESTOR DAY | FISCAL 2022
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Dynamic Communication Engaging consumers where and when we can have the greatest impact  Now at 65%+ Social /Digital

Power Partnerships Driving breakthrough with high impact partners  Official Partner Official Soup Sponsor Media ROI Improvement +15%

We Have Transformed Our Innovation Capabilities Through Technology and Culture   AI, Machine learning based tool, scans 300 billion data points to shape our innovation and activation Internal Incubator leverages rapid prototyping to seed and evaluate new innovations Technology Culture

Our Pipelines Have Never Been Stronger and Better Aligned with Consumer Trends Twists on the Familiar Permissible Indulgence Expand Occasions SNACKS MEALS & BEVERAGES Relevancy with the Core Inspire Cooking & Meal Solutions Solo Easy Eating Expand Functional Wellness No HFCS

Innovation Will Provide a Meaningful Catalyst to Sustain Growth for Both Divisions  Best-in-class Goals % of Net Sales Best-in-class Goals % of net sales Segment Industry Campbell by FY25 Snacks 4-5% 4% M&B 2-3% 3% Total 3-4% 3.5% Campbell % of Net Sales from Innovation

Key Drivers: Accelerating shift to e-commerce Investing in core strategic areas Leaning into fast growing partnerships Driving strong millennial engagement Expanding our shoppable media enabling seamless consumer journey Leveraging technology to drive efficiencies Strong E-Commerce Execution Driving Sales and Share Growth Source: IRI eMarket Insights, latest 52 weeks ending 8/1/2021, latest 52 weeks ending 7/28/2019 2yr Market Share Gains á3pts Ready-to-Serve á2pts Broth á1pt Pretzels á1pt Italian á1pt Condensed E-Commerce Enterprise Sales M&B +195% Snacks +162% +177% Total Since FY19 4% 10% á1pt Tortilla

Comprehensive and High Impact ESG Platform TRUSTED FOOD VIBRANT COMMUNITIES THRIVING PEOPLE HEALTHY ENVIRONMENT We make delicious, wholesome, accessible food people rely on every day; made with quality ingredients they can trust. We help build vibrant communities where we live and work, and we source our ingredients with care, so the people we depend on can enjoy brighter futures. We are creating an inclusive, high-performing culture where all employees feel valued and supported with fulfilling opportunities to do their best work. We work towards a healthier environment from field to factory to families, promoting sustainable ecosystems and a positive impact every day.

Advantaged for the Future Focus Brands Growth Potential PORTFOLIO Marketing Innovation E-Commerce ESG CAPABILITIES Cash Flow Capital Priorities VALUE CREATION     1 2 3

With a Strong Balance Sheet and Significant Cash Flow, Campbell Has Multiple Ways to Create Value * See Non-GAAP Reconciliation Capital Priorities Leverage ~3x* Annual Operating Cash Flow >$1B Invest in the business Maintain competitive dividend 3.  Strategic, tuck-in M&A 4.  Share repurchases

Compelling and Credible Long-term Growth Algorithm* * Note: A non-GAAP reconciliation is not provided for long-term targets as the company is unable to reasonably estimate the full-year financial impact of items such as actuarial gains or losses on pension and postretirement plans because these impacts are dependent on future changes in market conditions. The inability to predict the amount and timing of these future items makes a detailed reconciliation of these forward-looking financial measures impracticable. Organic Sales Growth Adjusted EBIT Growth Adjusted EPS Growth 2% 4-6% 6-8% Snacks growing at or above category rate Positive growth on Meals & Beverages Snacks full potential margin roadmap Expanded enterprise savings Fund growth investments Strong cash flow Financial leverage     Average Annual Growth Rates FY22-25 ~

Momentum Will Build as We Unlock the Full Growth Potential of the Company Transitional Accelerate FY22 FY23-24 BUILDING MOMENTUM Full Potential FY25     Long-Term Growth Target Trajectory

Reset Campbell’s foundation through focus and execution; over-delivered on top-line and adjusted EPS commitments, while navigating a tough environment Advantaged for the future with a focused portfolio well-positioned for growth, improving capabilities, and strong cash flow that enables optionality  Compelling and credible long-term growth algorithm generating significant shareholder return Key Messages 1 2 3

Elevating Snacking Growth and Margins Valerie Oswalt  EVP, President, Snacks

Snacking growth will continue, and our portfolio is well-positioned to meet consumers' desire for elevated snacking experiences  Key Messages    We have a clear roadmap to increase and sustain margins 1 2

The $151B Snacking Market Grew Before AND  During COVID-19 and is Expected to Continue to Grow  Source: 1IRI MULO+C; 2IRI State of Snacking 2021; 3NPD Group/National Eating Trends®, 2021 vs 2016;  4Kantar COVID-19 Weekly Pulse (S), 4/5/2020 More snacking throughout the day4 Increase in between-meal eating occasions3 +3% +4.4% +3 - 4% Growth in U.S. Snacking Market1 2.7 Snacks eaten per day2 46% +5%    +2%

And Campbell Snacks Power Brands Have Been Winning

- % of FY21 Net Sales* from these Power Brands: ~80%
- Power Brands grew consumption +12% on 2-year basis[1]
- 85% of households purchased a Campbell Snacks product in FY21[2]



7 of 8
of Power Brands Grew/Held Share[1]
LATE JULY
Sea Salt
CAPE COD
KETTLE
Goldfish
CHEDDAR
SNYDER'S
TWISTED

Source: [1]IRI MULO $ Consumption latest 52 weeks ending 10/31/2021. [2]IRI Panel, All Outlets, NBD Volume Adjusted latest 52 weeks ending 8/1/2021.
*% excludes Bakery from FY21 Snacks division net sales

Campbell's
INVESTOR DAY | FISCAL 2022
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   SNACKS We Have Successfully Integrated into a Leading Snacks Business  Strong team in place, including an integrated sales force Investment and innovation levels increased Integration to SAP in progress Reduced significance of lower margin partner brands  Delivered approximately $300M through Q1 FY22 in value capture and synergy Strong brands, with sub-optimal investment levels and innovation focus  Complicated and dispersed network and systems Complementary, but inconsistent capabilities  Margin dilutive portfolio segments Significant cost synergy opportunity

Addressable Structural Despite Growth and Value Capture, Margin Remains an Opportunity Going Forward Source: 2021 Financial statements for each competitor (Kellogg North America, Mondelez North America, General Mills U.S. Retail, Frito Lay North America); Snacks FY21 per Form 8-K filed on 12/8/2021 Short-term headwinds Structure refinements and plant performance Further manufacturing and logistics network optimization Route-to-market enhancements  Revenue & portfolio management Direct store delivery ("DSD") Portfolio mix Scale ~800 bps

Moving from Integration Focus to Accelerating Growth While Improving Margins Elevated Experiences Within Arm's Reach Accelerate Growth Proven Growth Model Innovate to Elevate Power Brand Expansion Improve Margins Fundamentals Network and Costs Route-to-Market Investment AT or ABOVE  Category Rates 17% Operating Margin by FY25 Growth Profit SNACKS    ~

Driving Accelerated Snacks Growth from Several Areas  Well-Positioned Power Brands Strong Marketing, Investment and Innovation Proven Growth Model 1 Geographic Channel Power Brand Expansion 3 Twists On The Familiar Permissible Indulgence Expand Occasions Innovate to Elevate  2    Grow At or Above Category Accelerate Growth

Power Brands Well-Positioned Against Strongest Snack Category Trends

2X GROWTH OF TOTAL SNACKS CATEGORY

PERMISSIBLE INDULGENCE

~25% of Snacking Category

Growing **4%***

~$32B Size



LATE JULY SNACKS

Goldfish

SNACK FACTORY Pretzel Crisps

Lance

SNYDER'S OF HANOVER

TRUE INDULGENCE

~30% of Snacking Category

Growing **10%***

~$40B Size



PEPPERIDGE FARM

CAPE COD

KETTLE BRAND

Source: IRI MULO latest 52 weeks ending 10/31/2021
*% reflects two-year CAGR

Campbell's
INVESTOR DAY | FISCAL 2022
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Proven Growth Model Applied to Power Brands  Source: IRI MULO $ Consumption latest 52 weeks ending 10/31/2021 +11% 2yr growth +1.7pts 2yr share gain Largest 2yr share winner in kettle chips category  SNACKS GROWTH MODEL Differentiated Brand  World-Class Marketing  Innovation that  Strengthens Equity Expand to New Consumers & Geographies

   Successful Consumer Expansion of Classic and New Brands Will Add Incremental Growth Source: 1Piper Sandler “Taking Stock with Teens” Fall 2021 Survey For all other data points: IRI Total US - All Outlets, Rolling 52 weeks ending 10/31/2021, NBD_Volume #1 Snack brand among teens1 Household Penetration growth +2.1pts 2yr CAGR 4% +1.2M New households 2yr CAGR 13% +2pts 2yr share growth

Stronger Consumer Insight and Focus on Innovation to Drive Bigger Ideas EXPAND OCCASIONS PERMISSIBLE INDULGENCE TWISTS ON THE FAMILIAR

Pretzels Are an Excellent Example of the Power of Innovation

#1 Pretzel Brand & Deli Brand

+7% $ Consumption 2yr CAGR

+2pts $ Share Growth *Snack Factory*

Twists on the Familiar



SNYDER'S
TWISTED
SNYDER'S
TWISTED
SNYDER'S
TWISTED

Preferred taste vs. competition

Permissible Indulgence



SNACK FACTORY
Pretzel Crisps
bites
honey mustard
SNACK FACTORY
Pretzel Crisps
bites
garlic & herb
SNACK FACTORY
Pretzel Crisps
bites
sea salt

Snackable innovation into Deli

Expand Occasions



SNYDER'S
100 Calorie Variety Sack
SNYDER'S
PIECES
PARTY SIZE
Honey Mustard and Onion
SNYDER'S
16

Larger sizes driving growth

Source: Total IRI US MULO $ Consumption latest 52 weeks ending 10/31/2021

Campbell's INVESTOR DAY | FISCAL 2022 54

Expanding Power Brands is an Opportunity to Further Accelerate Growth

Grow Distribution

Close distribution gap to Goldfish

~ +$100M opportunity

Distribution (Avg Weekly ACV Distribution)



93
93
83
83
64
SNYDER'S
Cookies
LATE JULY

Expand Channel Presence

Grow in Convenience channel

~ +$115M opportunity

Campbell Snacks - Dollar Distribution Index*



123
97
88
77
74
51
Food
eCom
Mass
Club
Drug
Conv

Source: Panel = IRI NCP, FY21, Total US All Outlets, NBD Volume; POS = IRI Market Advantage (Custom Mega Hierarchy), Total US MULO + C, FY21; eCom Data = IRI OmniChannel Solution, 52 weeks ending 8/8/2021; Total Omnichannel eCom shared to Total OmniChanel; Product = custom agg of Cookies, Crackers, Salty Snacks, Fresh Bread & Rolls, Snack Nuts, and Popcorn as Total Snacks Universe proxy
*Channels are not mutually exclusive; POS Channel data includes eCom sales (e.g. Click & Collect)

Campbell's INVESTOR DAY | FISCAL 2022 55

Snacks Will Now Add Margin Expansion to Strong Growth Profile     Elevated Experiences Within Arm's Reach Accelerate Growth Proven Growth Model Innovate to Elevate Power Brand Expansion Improve Margins Fundamentals Network and Costs Route-to-Market Investment AT or ABOVE  Category Rates 17% Operating Margin by FY25 Growth Profit SNACKS ~

Snacks Has Made Significant Progress on Value Capture; Some Short-term Headwinds Driven by Inflation and COVID-19 Value Capture Planned Investments & Inflation Transitional Headwinds   (200)bps  of Margin FY18-21 Integration Journey ~

The Snacks Margin Roadmap Provides a Good Mix of Near-in Improvements and Longer-term Pipeline

MARGIN ROADMAP ~17% Operating Margin by FY25

Fundamentals

- Price to offset inflation
- Improve plant performance post SAP integration
- Improve mix through continued shift to Power Brands
- Price/pack architecture

+200bps

FY22-23

Network and Cost

- Complete original Value Capture
- Create highly efficient scaled site and manufacturing roadmap
- Optimize indirect costs and procurement
- Step up automation

+250bps*

FY22-25

Route-to-Market

- Independent contractor distribution model
- Streamline complex logistics network
- Longer-term opportunity for further scale beyond FY25

+50bps

FY24-25

Investment

- Increase marketing behind Power Brand expansion and innovation
- Upgrade and modernize systems and technology in plants and route-to-market
- Invest in people and capabilities

(100)bps

Pay As You Go

* Reflected in the total $1B expanded enterprise saving program

Campbell's INVESTOR DAY | FISCAL 2022 58

Margin Roadmap Building Blocks * Reflected in the total $1B expanded enterprise saving program 17% Operating Margin by FY25      |      400bps of Expansion 13% 17% +200bps (100)bps +250bps +50bps ~ ~ ~ ~

Snacking growth will continue, and our portfolio is well-positioned to meet consumers' desire for elevated snacking experiences  Key Messages    We have a clear roadmap to increase and sustain margins 1 2 AT or ABOVE Category Rates 17% Operating Margin by FY25 ~

Transforming Center of Store For the Next Generation Chris Foley  EVP, President, Meals & Beverages

Sustain growth with well-positioned and category-leading brands Key Messages    Deliver attractive margins, paired with improved topline, to drive steady value expansion 1 2

Center Store Edible Category Growth Rates Have Been Significant Source: IRI TSV, MULO, latest 52 weeks ending 10/31/2021, all syndicated definitions not CSC custom  2yr CAGR Total Edible (Shelf Stable) Soups Sauces Plant- Based  Beverages +6% +7% +9% +7% 90% of the M&B Division

Soups #1 Soup #1 Broth #1 Organic Broth/Stock #1 Soup and Broth in Canada #1 Branded Soup & Broth in Foodservice Plant-Based Beverages  #1 Vegetable Juice #1 Natural Channel Shelf Stable  Plant-Based Beverage 3 Sauces #1 Italian Sauce #2 Branded Mexican Sauce We Have Leadership Positions in Three of the Strongest Center of Store Categories  Source: IRI MULO $ consumption latest 52 weeks ending 10/31/2021. Salsa/Picante is defined as Total Mexican Sauce (excluding Refrigerated); Canada Nielsen $ Volume latest 52 weeks ending 10/9/2021, National ex Newfoundland (Grocery/Drug/Mass); Foodservice NPD latest 12 months through September 2021; Natural Channel Spins latest 52 weeks ending 10/31/2021. 1 2

More At Home Weekday Lunch Occasions More Beneficial  E-Commerce  Growth Model  More At Home Cooking Occasions More Simplified Meals Consumer Behavior Trends are Building Evidence for Sustained Growth Beyond COVID-19 Source: The NPD Group/National Eating Trends®; data trends through September 2021. Sourced from retailers & consumer at home, United States Census Bureau; population size as of September 30, 2021 Lunch at home occasions up and Share of Soup at lunch increased 120bps 54% of Campbell’s M&B Sales Start at a Screen Shelf Average Prep Time now Meals at home increased to +84B  1 2 3 4 and with Millennials by +20B <18 min 10%

Soups Plant-Based Beverages Sauces Significant Acceleration Over the Past Two Years Source for 2yr share gains: IRI TSV, MULO, Campbell latest 52 weeks ending 8/1/2021, all syndicated definitions not CSC custom; FY15-FY21 Net Sales and Advertising & Consumer Promotion (A&C) are for US Retail. 2yr share gains +3.6pts Condensed Soup +0.7pts Italian Sauce +0.2pts Vegetable Juice Net Sales CAGR FY15-19 FY19-21 -2% +6% -9% +19% FY15-19 FY19-21 +2% +5% -6% +2% FY15-19 FY19-21 -3% +4% 0% -2% A&C spend CAGR

Growth Led by Soup and Prego  Source: 1 IRI National Consumer Panel, Total U.S. All Outlets, purchased 3/1/2020 through 10/17/2021, and not 52 weeks prior NBD volume adjusted, 2Total IRI US MULO $ Consumption latest 52 weeks ending 8/1/2021  #1 Italian Sauce Brand2 +5M New Millennial Households1  Added for Condensed Soup $ Share Gap vs Nearest Competitor 0.0 0.2 2.1 4.6 Prego $ Share vs Nearest Competitor

Pacific Foods Has Become a Full-Force Growth Brand Growth vs. Soup / Broth Category 3X #1 Organic Soup/ Broth Brand Retail Sales since FY18  +18%     Source: IRI FY19-FY21, latest 52 weeks ending 8/1/2021

Next Chapter Will Sustain Profitable Growth Transforming Center of Store For the Next Generation Sustain Growth Win in Soup 2.0 $1B Sauces Plan  Powering Plant Based Solidify Historical Margins Improving Network Performance Operational Excellence Positive Top-Line 21% Operating Margin by FY25 Growth Profit MEALS & BEVERAGES     ~

What Has Changed on Soup

More Relevant Food



Better Consumer Dynamics



Full Campbell Focus


Make magic from whatever you've got.

92M At Home Soup Occasions per Week[1]

22M Millennial Soup Occasions Per Week[1]

+2.4pts Share of Buyers[2]

+3.0pts Share of Millennial Buyers[2]

+6% Net Sales FY19-21 CAGR[3] vs. -2% FY15-19

+19% Increase in A&C Spend[3] FY19-21 CAGR

Source: [1]IRI NCP Consumer Panel, Total US All Outlets, latest 52 weeks ending 10/31/2021, Total Soup (Shelf stable, Refrigerated, and Frozen), [2]IRI FY21 vs FY19 latest 52 weeks ending 8/1/2021, [3]FY15-FY21 Net Sales and Advertising & Consumer Promotion (Marketing) are for US Retail.

Campbell's INVESTOR DAY | FISCAL 2022 70

Win in Soup 2.0 1 2 3 Continue to Modernize Broaden the Strength in Portfolio Ramp up Innovation

Win in Soup 2.0 – Continue to Modernize In Culture Marketing Elevated Design Shoppable Content FPO In Culture Marketing Elevated Design Shoppable Content

Win in Soup 2.0 – Broaden the Strength in Portfolio Ready-to-create meal starter, concentrated with simple goodness Eat well, feel well with a nutritionally dense wellness routine Crafted foods with purpose rooted in organic values Soup that eats like a meal with superior taste and 10+ grams of protein Secret shortcut to homemade flavor

Win in Soup 2.0 – Ramp Up Innovation     Relevancy with the Core Inspire Cooking & Meal Solutions Solo Easy Eating Expand Functional Wellness

All of This Lands in a Transformed Meal Destination in Store ...

...And on Screens

Win in Soup 2.0 Continue to Modernize Broaden the Strength of Portfolio Ramp up Innovation

Sauces Represent a Significant Opportunity  Sources: IRI TSV, MULO, latest 52 weeks ending 10/31/2021 vs 2YA, all syndicated definitions not CSC custom, Mexican is defined as Total Mexican Sauce (excluding Refrigerated).; internal research (Cooking Trends Exploration Oct 2021 n=1005). Sustained At Home Quick Scratch Cooking 67% Scale Categories, Growing Fast Market Leading Brands Italian $2.8B / 7% 2yr CAGR Mexican $2.2B / 8% 2yr CAGR  $1B Sauces Plan     Divide into three pieces  That was your bridge to $1B Potential $200M Growth Opportunity to Achieve $1B in Net Sales  3% Annual Growth on Base Premium Brand Extensions and M&A Category Innovation in Sauces  of consumers sustained or increased their quick scratch cooking

Italian Sauce Mexican Sauce Dinner/ Cooking Sauce New Adjacent Sauce Mainstream Premium  The Campbell $1B Sauces Growth Engine Potential M&A Or New Brand Potential M&A Or New Brand

The Sauce Growth Strategies Combine New and Core to Win in Quick Scratch Meals     Innovate Against Core Brands Expand in Adjacent Categories Differentiated Growth with New Brands in Premium

The Original Plant-Powered  Innovating on V8  Plus   Non-Dairy Growth with Baristas & In-Store  Powering Plant-Based Growth with V8, While Adding Pacific Foods to the Mix

M&B Division Delivering Sustained Growth in All Scale Segments  Plant-Based Beverages All Other Sauces Soups 2x Division rate, accretive growth 1x Division rate, sustained growth FY22-25 growth profile  Total $4.6B FY21 Net Sales     Modest declines

Next Chapter Will Sustain Growth and Relevance Transforming Center of Store For the Next Generation Sustain Growth Win in Soup 2.0 $1B Sauces Plan Powering Plant Based Solidify Historical Margins Improving Network Performance Operational Excellence Positive Top-Line 21% Operating Margin by FY25 Growth Profit MEALS & BEVERAGES     ~

Solidify and Sustain Historical Margins Source: Form 8-K filed on 12/8/2021 Meals & Beverages Operating Margins (%) Key initiatives to counter margin headwinds: Drive Strategic Pricing Accelerate Portfolio Prioritization Expand Operational Excellence Deliver the Growth Pre-COVID-19 Mid-COVID-19: labor & inflation headwinds

Sustain growth with well-positioned and category-leading brands Key Messages    Deliver attractive margins, paired with improved topline, to drive steady value expansion 1 2 Positive Sales Growth  21% Operating  Margin by FY25 ~

Creating Differentiated Shareholder Value Mick Beekhuizen  EVP, Chief Financial Officer

Entering Fiscal 2022 with elevated base driven by increased demand for our products and an improved balance sheet while mitigating inflation Key Messages    Create significant shareholder value by delivering upon our long-term growth algorithm, strong cash flow generation and disciplined capital allocation 1 2

Continuing Operations ($ in millions, except per share) Elevated Foundation with FY22 Expected to be Significantly Above Pre-COVID-19 Levels *See Non-GAAP reconciliation.   **Note: A non-GAAP reconciliation is not provided for long-term targets as the company is unable to reasonably estimate the full-year financial impact of items such as actuarial gains or losses on pension and postretirement plans because these impacts are dependent on future changes in market conditions. The inability to predict the amount and timing of these future items makes a detailed reconciliation of these forward-looking financial measures impracticable. Comparisons to FY19 reflect the midpoint of FY22 guidance. Adj. EPS* Adj. EBIT* Net Sales & Organic Growth Rate    +3% vs FY19 +21% vs FY19 +5% vs FY19 ** ** **

Operating During a Transition Period Demand transitioning – remaining at an elevated base Mitigating inflation with strategic pricing and productivity initiatives  Internal capability building and invest for future growth FY22 $

Two Key Focus Areas to Support Significant Shareholder Value Creation Going Forward Executing Our Long-Term Growth Algorithm Strong Cash Flow Generation & Disciplined Capital Allocation Significant Shareholder Value Creation

Focused on Shareholder Value Creation     Executing Our Long-Term Growth Algorithm Strong Cash Flow Generation & Disciplined Capital Allocation Significant Shareholder Value Creation

Our Long-term Growth Algorithm* ~2% Organic Sales 4-6% Adj. EBIT 6-8% Adj. EPS *A non-GAAP reconciliation is not provided for long-term targets as the company is unable to reasonably estimate the full-year financial impact of items such as actuarial gains or losses on pension and postretirement plans because these impacts are dependent on future changes in market conditions. The inability to predict the amount and timing of these future items makes a detailed reconciliation of these forward-looking financial measures impracticable.

Grow Topline Through Core Expansion and Increased Innovation Power Brand focus and investment to grow/hold shares Best-in-class innovation, targeting 3.5% Net Sales contribution    ~3%  ~1% Annual Category Growth Strategy & Execution ~2% Organic Sales*    Snack  Categories Center of Store Categories *A non-GAAP reconciliation is not provided for long-term targets as the company is unable to reasonably estimate the full-year financial impact of items such as actuarial gains or losses on pension and postretirement plans because these impacts are dependent on future changes in market conditions. The inability to predict the amount and timing of these future items makes a detailed reconciliation of these forward-looking financial measures impracticable.

Top-line growth  Inflation mitigation  Snacks full potential margin program Increase cost savings program to $1B by FY25 Continue to invest in our brands to drive top-line growth Corporate expenses ~1.5% of consolidated net sales ~17% Operating Margin Target by FY25 ~21% Operating Margin Target by FY25 Accelerate Bottom Line Through Margin Expansion 4-6% Adjusted  EBIT* SNACKS MEALS & BEVERAGES *A non-GAAP reconciliation is not provided for long-term targets as the company is unable to reasonably estimate the full-year financial impact of items such as actuarial gains or losses on pension and postretirement plans because these impacts are dependent on future changes in market conditions. The inability to predict the amount and timing of these future items makes a detailed reconciliation of these forward-looking financial measures impracticable.

*A non-GAAP reconciliation is not provided for long-term targets as the company is unable to reasonably estimate the full-year financial impact of items such as actuarial gains or losses on pension and postretirement plans because these impacts are dependent on future changes in market conditions. The inability to predict the amount and timing of these future items makes a detailed reconciliation of these forward-looking financial measures impracticable. Expanding Enterprise Cost Savings Program to $1B by end of FY25 4-6% Adjusted  EBIT* $850M savings target through FY22 Incremental Savings derived from: Completion of Snacks Value Capture in FY22 Snacks Margin Roadmap Cost Management  Network Optimization  Enterprise/M&B Initiatives  $150M

EPS Expansion Supported by Strong Growth and Disciplined Capital Deployment Strong EBIT growth supports continued EPS growth Relatively stable interest expense assuming 3.0x leverage level Potential further EPS accretion in case of accretive M&A Share repurchases can support incremental EPS growth 6-8% Adjusted  EPS*    *A non-GAAP reconciliation is not provided for long-term targets as the company is unable to reasonably estimate the full-year financial impact of items such as actuarial gains or losses on pension and postretirement plans because these impacts are dependent on future changes in market conditions. The inability to predict the amount and timing of these future items makes a detailed reconciliation of these forward-looking financial measures impracticable.

Focused on Shareholder Value Creation  Strong Cash Flow Generation & Disciplined Capital Allocation Significant Shareholder Value Creation Executing Our Long-Term Growth Algorithm

Strong Sustainable Cash Flow Generation to Support Business Growth and Value Creation Operating cash flow from discontinued operations immaterial to total company in FY20 Estimated Operating cash flow from discontinued operations        Operating cash flow from continuing operations Expect to generate       $4B+  of Operating Cash Flow FY22-25

Achieved target 3.0x leverage level Maintain investment grade rating Significant excess liquidity ($1.85B undrawn revolver)  Our Strong Balance Sheet Allows Us to Pursue Attractive Capital Deployment Initiatives Net Debt*: $8.4B $5.3B $5.0B Adj. EBITDA*: $1.6B $1.8B $1.7B Net Debt* / Adjusted EBITDA* (Continuing Operations)    * See Non-GAAP reconciliation

Shifting Our Capital Allocation Priorities Invest in the Business Competitive Dividend Debt Reduction Tuck-in Acquisitions Share Repurchases 1 2 3 Previous Today

Capital Allocation Strategy Focused on Shareholder Value Creation Invest for Growth Competitive Dividend Disciplined investments to support revenue growth and margin improvement Grow in-line with earnings Tuck-in Acquisitions Disciplined strategic and financial criteria combined with execution assessment Share Repurchases $500M Strategic and $250M Anti-dilutive programs approved 1 2 3

Maintain our existing assets Support innovation Select capacity expansions Snacks margin improvement Invest in Our Business to Support Topline Growth and Margin Expansion Capital Expenditures % of Net Sales (Continuing Operations)    ~4-5%  of Net Sales per year  FY23-25

Disciplined and Strategic Approach to M&A Aligned with consumer trends Fit within defined playing field Access to capabilities Value creation opportunity Timing of value creation Financing profile Identify risks and opportunities in due diligence Utilize existing capabilities to capture synergies and execute on business plans    Strategic Relevance Successful Integration Financial Discipline

Transformational acquisition that created a snacking powerhouse Focused on harnessing the "Best of Both" mindset  Dedicated resources to manage integration/cost savings and to run daily business Fast integration of supply chain and non-customer/consumer facing activities Delivered an organic and premium consumer proposition not met with our existing portfolio Familiar categories and processes, for faster integration Leveraged existing capabilities to expand distribution, increase marketing support, and deliver synergies in supply chain and R&D Successful Acquisitions Shaping Integration Playbook and Capabilities for Future Options Delivered Cost Savings & Sustained Growth Fastest Growing Soup & Broth Business

An Attractive Proposition Supporting Significant Value Creation  Executing Our Long-Term Growth Algorithm Strong Cash Flow Generation & Disciplined Capital Allocation Significant Shareholder Value Creation

Entering Fiscal 2022 with elevated base driven by increased demand for our products and an improved balance sheet while mitigating inflation Key Messages    Create significant shareholder value by delivering upon our long-term growth algorithm, strong cash flow generation and disciplined capital allocation 1 2

Much stronger business today than three years ago Focus, portfolio, team and capabilities We are in Advantaged Categories  In Snacks and M&B We have Advantaged Brands  Well-positioned and growing  Clear top and bottom-line roadmaps in place We have an Advantaged Investor Proposition  Compelling and credible Long-Term Growth Algorithm Strong cash flow generation allowing for multiple ways to win What We Would Like to Leave You With Today add soup bowl graphic

Appendix

Reconciliation of GAAP and Non-GAAP Financial Measures       EBIT     Full Year    EBIT Margin %   Earnings   Diluted EPS*               2021 – As Reported   $ 1,545 18.2%   $ 1,008   $ 3.30               Add: Restructuring charges, implementation costs and other related costs   53 40 0.13 Deduct: Commodity mark-to-market adjustments (50) (38) (0.12) Deduct: Pension and postretirement adjustments   (203) (155) (0.51) Add (Deduct): Charges (gains) associated with divestiture 11 (3) (0.01) Add: Deferred tax charge - 19 0.06 2021 – Adjusted   $ 1,356 16.0%   $ 871   $ 2.86               2020 – As Reported   $ 1,107 12.7%   $ 592   $ 1.95               Add: Restructuring charges, implementation costs and other related costs   69 52 0.17     Deduct: Commodity mark-to-market adjustments (2) (2) (0.01) Add: Pension and postretirement adjustments   164 125 0.41 Add: Loss on extinguishment of debt - 57 0.19 Add: Charges associated with divestiture 64 37 0.12 Add: Investment losses 45 35 0.12  2020 – Adjusted   $ 1,447 16.6%   $ 896   $ 2.95   % Change   (6)% (60) bps   (3)%   (3)% Continuing Operations ($ millions, except per share amounts) * The sum of the individual per share amounts may not add due to rounding.

Reconciliation of GAAP and Non-GAAP Financial Measures     EBIT     Full Year     EBIT Margin %   Earnings   Diluted EPS*               2021 – As Reported   $ 1,545 18.2%   $ 1,008   $ 3.30               Add: Restructuring charges, implementation costs and other related costs   53 40 0.13 Deduct: Commodity mark-to-market adjustments (50) (38) (0.12) Deduct: Pension and postretirement adjustments (203) (155) (0.51) Add (Deduct): Charges (gains) associated with divestiture   11 (3) (0.01) Add: Deferred tax charge - 19 0.06               2021 – Adjusted   $ 1,356 16.0%   $ 871   $ 2.86               2019 – As Reported   $ 979 12.1%   $ 474   $ 1.57               Add: Restructuring charges, implementation costs and other related costs   121 92 0.30 Add: Commodity mark-to-market adjustments 5 4 0.01 Add: Impairment charges 16 13 0.04 Add: Pension and postretirement adjustments 150 115 0.38 Add: Tax reform - 2 0.01 2019 – Adjusted $ 1,271 15.7% $ 700 $ 2.32   % Change   7% +30 bps   24%   23% Two Year CAGR (Adjusted Results) 3% 11% Continuing Operations ($ millions, except per share amounts) * The sum of the individual per share amounts may not add due to rounding.

Net Debt July 28, 2019 August 2, 2020 August 1, 2021 Short-Term Borrowings $ 1,371 $ 1,202 $ 48 Long-Term Debt 7,103 4,994 5,010 Total Debt $ 8,474 $ 6,196 $ 5,058 Less: Cash and Cash Equivalents (31) (859) (69) Net Debt $ 8,443 $ 5,337 $ 4,989 Continuing Operations ($ millions) Reconciliation of GAAP and Non-GAAP Financial Measures

($ millions) Twelve Months Ended July 28, 2019 Twelve Months Ended August 2, 2020 Twelve Months Ended August 1, 2021 Adjusted Earnings before interest and taxes $ 1,271 $ 1,447 $ 1,356     Depreciation and amortization, as reported $ 446 $ 328 $ 317 Add (Deduct): Restructuring charges, implementation costs and other related costs (18) (4) (1) Deduct: Depreciation and amortization, discontinued operations (83) - - Adjusted Depreciation and amortization from continuing operations $ 345 $ 324 $ 316     Adjusted Earnings before interest, taxes, depreciation and amortization $ 1,616 $ 1,771 $ 1,672     Net Debt $ 8,443 $ 5,337 $ 4,989   Net Debt to Adjusted EBITDA 5.2 3.0 3.0 Continuing Operations ($ millions) Reconciliation of GAAP and Non-GAAP Financial Measures